Exhibit 23.2

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements on Form S-3 (Nos. 333-112041, 333-12831, 333-143034, and 333-159341) and related Prospectuses of Swift Energy Company, and on the following Registration Statements on Form S-8:

Form S-8 No.                                                      Pertaining to:

333-156290                                           Swift Energy Company First Amended and Restated 2005 Stock Compensation Plan

333-147969                                           Swift Energy Company 2005 Stock Compensation Plan

333-134807                                           Swift Energy Company 2005 Stock Compensation Plan

333-130548                                           Swift Energy Company 2005 Stock Compensation Plan

333-167233                                           Swift Energy Company First Amended and Restated 2005 Stock Compensation Plan

333-112042                                           Swift Energy Company 2001 Omnibus Stock Compensation Plan

                                                              Swift Energy Company Employee Savings Plan

333-67242                                             Swift Energy Company 2001 Omnibus Stock Compensation PlanSwift Energy Company 1990 Stock Compensation Plan

333-45354                                             Swift Energy Company 1990 Stock Compensation Plan

                                                              Swift Energy Company 1990 Nonqualified Stock Option Plan

                                                              Swift Energy Company Employee Savings Plan

033-80240                                             Swift Energy Company 1990 Stock Compensation Plan

                                                              Swift Energy Company Employee Savings Plan

033-80228                                             Swift Energy Company Employee Stock Purchase Plan

333-156288                                           Swift Energy Company Employee Stock Purchase Plan

of our reports dated February 23, 2012, with respect to the consolidated financial statements of Swift Energy Company, and the effectiveness of internal control over financial reporting of Swift Energy Company, included in the Annual Report (Form 10-K) for the year ended December 31, 2011.

Houston, Texas

February 23, 2012